UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010 (February 11, 2010)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On February 11, 2010, Regeneron Pharmaceuticals, Inc. (the “Company”) entered into a Fifth Amendment to Lease (the “Amendment”), amending an operating lease agreement (the “Lease”), entered into on December 21, 2006, with BioMed Realty Trust, Inc (“BMR”) for a corporate headquarters and research laboratories in the Town of Greenburgh in Westchester County, New York. The Amendment sets forth new terms for the payment by BMR to the Company of tenant improvement allowances and the repayment of such amounts by the Company as rent over the term of the Lease in accordance with the Amendment.

     The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Fifth Amendment to Lease dated as of February 11, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2010	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Stuart Kolinski
Name: Stuart Kolinski
Title: Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Fifth Amendment to Lease dated as of February 11, 2010.